                       TCW/DW LATIN AMERICAN GROWTH FUND
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------
    For the six-month period ended July 31, 1996, TCW/DW Latin American Growth Fund registered a total return of 3.06 percent, compared to 1.13 percent for the International Finance Corporation (IFC) Investable Latin America Total Return Index.

MARKET OVERVIEW

    Over the first six months of the year, Latin American stock markets rallied nearly 16 percent, with a particularly strong showing in January. In July, however, these markets experienced substantial profit taking, in concert with the correction in the U.S. stock market. The strong capital inflows and renewed investor interest in the region in 1996 are the result of an improved earnings growth outlook. Corporate earnings growth has been robust, with growth rates in the high teens expected this year. Also, a large number of Latin American companies have been able to sell their stock in the international markets. The attractiveness of these companies is evidenced by the strong interest among managers of mutual funds that are not dedicated to these Latin American markets.

INDIVIDUAL MARKETS

BRAZIL

    Brazilian equities outperformed other major Latin American markets, rising approximately four percent for the six months ended July 31, 1996. Continued progress on the deregulation and reduction of the federal government's role in the telecommunications, electricity and petroleum sectors, caused the shares in many of these state-owned companies to appreciate. The banking and consumer sectors also performed well as consumer credit became more readily available. However, an overall lack of economic momentum and increased competitive pressures have resulted in lackluster performance on the part of many other Brazilian companies.

MEXICO

    The Mexican equity market declined nearly two percent over the six-month period under review, with strong gains early in the year being offset by declines in July, which were primarily attributable to the correction in the U.S. stock market and concerns that U.S. interest rates would rise. However, the Mexican stock market's weakness overshadowed a number of positive developments in the real economy, including a continued decline in monthly inflation, a healthy trade surplus (with exports continuing to post double-digit growth) and increase in monthly retail sales. In addition, higher-than-consensus first-quarter economic growth bolstered investor confidence that the economic contraction had indeed ended. Furthermore, the Mexican government's announcement that it would make an early loan repayment to the U.S. government of $4.7 billion signals Mexico's growing ability to tap the voluntary international capital markets.

ARGENTINA

    The Argentine equity market fell nearly 10 percent over the six months ended July 31, 1996. The resignation of Finance Minister Cavallo initially sent tremors through the market because he had been the architect of Argentina's economic program since 1991. The transition to the new Finance Minister, Roque Fernandez, has been smooth. Fernandez is committed to the government's current economic program and enjoys a broad base of support from the Argentine Congress, business leaders and investors. While the economy continues to recover anemically, the market remains dependent on the actions of both the new

Finance Minister and legislation which could further deregulate the Argentine economy. In particular, the market will be focusing on measures that the finance Minister will propose to reduce the country's growing fiscal deficit.

CHILE

    The Chilean equity market increased approximately three percent for the period, as strong gains during the second quarter outweighed losses posted in the first three months of the year. During the first quarter of 1996, the Chilean market suffered from high interest rates and selling pressure related to the liquidation of a large closed-end investment fund. Recent data showing a slowdown in industrial production and industrial sales indicate that the rate of economic growth might be moderating. The Chilean market also outperformed other Latin American markets in July, as it is less influenced by external events connected to the country's large domestic savings base.

PERU

    Peruvian equities rose approximately six percent during the period under review, outperforming other markets in the region, as fears of "stagflation" and recession proved unwarranted. Although economic growth rates have slowed significantly from previous years, and while many observers had anticipated zero or negative growth, many analysts now predict that economic expansion for the first six months of 1996 will be at least one percent versus the same period last year. Many analysts further believe that the Peruvian economy will continue to accelerate over the balance of 1996, bringing growth for the full year to approximately three percent. Furthermore, inflation appears to again be on a steady decline. The government's efforts to reduce the growing current-account and trade deficits by slowing growth through fiscal tightening appear to be paying off, as both figures improved during the first quarter of the year. The current-account deficit registered during the first four months of the year was nearly 30 percent lower than during the same period in 1995. Finally, the privatization process in Peru continued to move forward with the government's sale of nearly all of its remaining stake in the Peruvian telephone company.

COLOMBIA

    Although Colombian equities rose nearly three percent for the six months ended July 31, 1996, the market continues to be hampered by the political crisis resulting from allegations that President Samper's presidential campaign was partially financed by contributions made by drug-traffickers. Thus far, expectations that the growing isolation of the president from his former political allies and the business community would force his ouster have proved to be unfounded. Following the decertification of Colombia's antinarcotic program by the United States during the first quarter, investors have recently become wary that the U.S. government will impose further sanctions on Colombia. On a positive note, the lowering of reserve requirements by Colombia's central bank has led to a slight decline in interest rates, and second quarter corporate earnings were somewhat better than the market's expectations.

THE PORTFOLIO

    According to the adviser, TCW Funds Management, Inc. (TCW), the Fund's outperformance of the IFC Index can be attributed, in part, to the four percent gain posted by Brazilian equities during the period under review. The Fund has been concentrated in Brazilian state-owned companies, particularly in the telecommunications sector, which outperformed the overall Brazil index. The Fund's weighting in Brazilian equities was approximately 36 percent of net assets at the end of July.

    Signs that an economic recovery is under way has led the Fund to maintain a strong weighting in Mexican equities (approximately 30 percent of net assets at the end of July). Because of strong earnings growth and the expectation of a decline in interest rates, Chilean holdings also represent a substantial portion of the portfolio

(approximately 15 percent of net assets). The Fund's Argentine exposure remained steady at about 10 percent of net assets. An improved economic climate has led the investment adviser to gradually increase the Fund's exposure to Peruvian equities (approximately five percent of net assets). Exposure to Colombian equities (approximately two percent of net assets) has been reduced since an economic recovery is not expected to occur in the near future. On July 31, 1996, the Fund was fully invested, with a cash position of less than two percent.

OUTLOOK

    The investment adviser continues to be optimistic regarding the potential for further gains by the Latin American equity markets. Improving economic fundamentals throughout much of the region indicate that economic growth rates are improving in Mexico, which suffered an economic contraction in 1995. Furthermore, the investment adviser believes that there is room for a further decline in real Mexican interest rates from their current level of 12 percent. Mexican equity prices are expected to react positively to such a decline, as well as to second-half corporate earnings which the investment adviser believes are poised to reflect the pick-up in economic activity.

    Given the ongoing process in Brazil of tariff adjustment, deregulation and in some cases privatization, the investment adviser's outlook for state-owned companies in that country continues to be favorable. The outlook for the Chilean equity market also continues to be promising, according to the investment adviser, with the current consensus being seven percent real gross domestic product growth in 1996, followed by four percent growth in 1997. As economic growth in Chile continues to moderate, the investment adviser expects to see a loosening of monetary policy. The investment adviser's outlook for Argentina remains tenuous for the time being. In Colombia, while the president may attempt to win popularity by stimulating the sluggish economy -- which would likely result in a widening of the fiscal deficit -- monetary policy is expected to remain tight. In conclusion, the investment adviser believes that the benefits of economic reform are ringing true for Latin America, which should bode well for earnings growth in the region.

    We appreciate your support of TCW/DW Latin American Growth Fund and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                                [SIGNATURE]
                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

   NUMBER OF
    SHARES                                             VALUE
---------------                                    -------------
                 COMMON AND PREFERRED STOCKS (98.6%)
                 ARGENTINA (10.3%)
                 AUTOMOTIVE
         96,900  Ciadea S.A.*....................  $     547,501
                                                   -------------
                 BANKS
         74,016  Banco de Galicia y Buenos Aires
                   S.A. de C.V. (ADR)............      1,591,344
         88,605  Banco Frances del Rio de la
                   Plata S.A. (ADR)..............      2,115,444
                                                   -------------
                                                       3,706,788
                                                   -------------
                 BUILDING & CONSTRUCTION
        212,928  Juan Minetti S.A................        585,570
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        134,723  Bagley S.A. (Class B)...........        297,747
        230,667  Molinos Rio de la Plata S.A.
                   (Class B)*....................        745,077
         70,192  Nobleza Piccardo S.A............        249,189
                                                   -------------
                                                       1,292,013
                                                   -------------
                 MULTI-INDUSTRY
      1,499,032  Perez Companc S.A. (Class B)....      8,619,693
                                                   -------------
                 OIL & GAS
        785,599  Astra Compania Argentina de
                   Petroleo S.A..................      1,178,434
         63,850  Transportadora de Gas del Sur
                   S.A. (ADR)....................        750,238
        147,559  Yacimentos Petroliferos Fiscales
                   S.A. (ADR)....................      3,098,739
                                                   -------------
                                                       5,027,411
                                                   -------------
                 REAL ESTATE
        339,982  Inversiones y
                   Representaciones S.A..........        992,777
                                                   -------------
                 STEEL
         51,040  Siderar S.A. (A Shares) (ADR)* -
                   144A**........................        988,900
      1,111,600  Siderca S.A. (Class A)..........      1,367,309
                                                   -------------
                                                       2,356,209
                                                   -------------
                 TELECOMMUNICATIONS
         72,103  Telecom Argentina Stet - France
                   Telecom S.A...................        271,836
         20,200  Telecom Argentina Stet - France
                   Telecom S.A. (ADR)............        767,600
         87,385  Telefonica de Argentina
                   S.A. (ADR)....................      2,042,624
                                                   -------------
                                                       3,082,060
                                                   -------------
                 TOTAL ARGENTINA.................     26,210,022
                                                   -------------

   NUMBER OF
    SHARES                                             VALUE
---------------                                    -------------
                 BRAZIL (35.9%)
                 BANKING
    647,190,305  Banco Bradesco S.A. (Pref.).....  $   5,111,079
      3,942,200  Banco Itau S.A. (Pref.).........      1,529,402
     14,000,000  Uniao de Bancos Brasileiros S.A.
                   (Pref.).......................        353,110
                                                   -------------
                                                       6,993,591
                                                   -------------
                 BREWERY
     15,326,964  Companhia Cervejaria Brahma
                   (Pref.)*......................      9,365,637
                                                   -------------
                 BUILDING MATERIALS
      2,545,000  Companhia Cimento Portland Itau
                   (Pref.).......................        620,548
      9,000,000  Duratex S.A. (Pref.)............        363,376
                                                   -------------
                                                         983,924
                                                   -------------
                 FINANCIAL SERVICES
      2,807,000  Itausa Investimentos Itau
                   S.A. (Pref.)..................      2,161,362
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
      5,360,000  Brasmotor S.A. (Pref.)..........      1,904,837
    227,137,939  Refrigeracao Parana S.A.........        627,825
                                                   -------------
                                                       2,532,662
                                                   -------------
                 MACHINERY - DIVERSIFIED
        943,200  Confab Industrial S.A.
                   (Pref.).......................        363,127
                                                   -------------
                 METALS & MINING
     39,735,000  Companhia Siderurgica Nacional..        917,867
        272,058  Companhia Vale do Rio Doce S.A.
                   (Pref.).......................      5,156,479
                                                   -------------
                                                       6,074,346
                                                   -------------
                 OIL & GAS
     53,503,000  Petroleo Brasileiro S.A.
                   (Pref.).......................      5,994,660
                                                   -------------
                 PAPER & FOREST PRODUCTS
        210,670  Aracruz Celulose S.A. (ADR).....      1,790,695
      1,056,000  Industrias Klabin de Papel e
                   Celulose S.A. (Pref.).........      1,094,571
                                                   -------------
                                                       2,885,266
                                                   -------------
                 STEEL & IRON
  1,449,000,000  Usinas Siderurgicas de Minas
                   Gerais S.A. (Pref.)...........      1,544,837
                                                   -------------
                 TELECOMMUNICATIONS
     49,422,000  Telecomunicacoes Brasileiras
                   S.A...........................      2,975,565
         63,300  Telecomunicacoes Brasileiras
                   S.A. (ADR)....................      4,589,250
    347,083,140  Telecomunicacoes Brasileiras
                   S.A. (Pref.)..................     25,217,492
     22,275,300  Telecomunicacoes de Sao Paulo
                   S.A. (Pref.)*.................      4,397,887
                                                   -------------
                                                      37,180,194
                                                   -------------

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   NUMBER OF
    SHARES                                             VALUE
---------------                                    -------------
                 TEXTILES
      2,120,600  Companhia de Tecidos Norte de
                   Minas.........................  $     731,638
                                                   -------------
                 UTILITIES - ELECTRIC
     12,922,338  Centrais Electricas Brasileiras
                   S.A. (ADR)....................      3,571,821
     24,276,403  Centrais Electricas Brasileiras
                   S.A. (Pref.)..................      7,045,669
         32,000  Companhia Energetica de Minas
                   Gerais S.A. (ADR).............        876,000
         58,756  Companhia Energetica de Minas
                   Gerais S.A. (ADR) - 144A**....      1,608,446
      4,710,900  Light Participacoes S.A.........        796,854
                                                   -------------
                                                      13,898,790
                                                   -------------
                 TOTAL BRAZIL....................     90,710,034
                                                   -------------
                 CHILE (14.5%)
                 BANKING
         49,550  Banco BHIF (ADR)*...............        941,450
                                                   -------------
                 BUILDING & CONSTRUCTION
         94,200  Madeco S.A. (ADR)...............      2,402,100
         51,503  Maderas y Sinteticos Sociedad
                   Anonima Masisa (ADR)..........        875,551
                                                   -------------
                                                       3,277,651
                                                   -------------
                 CHEMICALS
         36,620  Sociedad Quimica y Minera de
                   Chile S.A. (ADR)..............      2,009,522
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         51,945  Compania Cervecerias Unidas S.A.
                   (ADR).........................      1,233,694
        112,340  Embotelladora Andina
                   S.A. (ADR)....................      4,156,580
                                                   -------------
                                                       5,390,274
                                                   -------------
                 INVESTMENT COMPANIES
         91,495  Genesis Chile Fund Ltd..........      3,671,237
      1,658,300  The Five Arrows Chile Investment
                   Trust Ltd.....................      4,659,823
                                                   -------------
                                                       8,331,060
                                                   -------------
                 SUPERMARKETS
        102,800  Santa Isabel S.A. (ADR).........      2,775,600
                                                   -------------
                 TELECOMMUNICATIONS
         43,400  Compania de
                   Telecommunicaciones de Chile
                   S.A. (ADR)....................      4,215,225
                                                   -------------
                 UTILITIES - ELECTRIC
         31,100  Chilectra S.A. (ADR) - 144A**...      1,784,362
         48,210  Chilgener S.A. (ADR)............      1,144,987
         94,100  Empresa Nacional de
                   Electricidad Chile S.A.
                   (ADR).........................      1,917,288
        167,404  Enersis S.A. (ADR)..............      5,105,822
                                                   -------------
                                                       9,952,459
                                                   -------------
                 TOTAL CHILE.....................     36,893,241
                                                   -------------
   NUMBER OF
    SHARES                                             VALUE
---------------                                    -------------
                 COLOMBIA (2.4%)
                 BANKING
        266,066  Banco de Bogota.................  $   1,349,756
         59,000  Banco Industrial Colombiano S.A.
                   (ADR).........................        921,875
                                                   -------------
                                                       2,271,631
                                                   -------------
                 BUILDING & CONSTRUCTION
         75,400  Cementos Diamante S.A. (ADR) -
                   144A**........................        796,450
        119,375  Compania de Cementos
                   Argos S.A.....................        633,890
                                                   -------------
                                                       1,430,340
                                                   -------------
                 FINANCIAL SERVICES
         42,604  Compania Suramericana de Seguros
                   S.A...........................        727,169
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        124,829  Compania Nacional de Chocolates
                   S.A...........................      1,056,418
                                                   -------------
                 RETAIL
        193,527  Almacenes Exito S.A.............        550,339
                                                   -------------
                 TOTAL COLOMBIA..................      6,035,897
                                                   -------------
                 MEXICO (30.2%)
                 AUTOMOTIVE
      4,896,000  Industria Automotriz S.A. (B
                   Shares)*......................        742,503
         56,440  Sanluis Corporacion S.A. de C.V.
                   (Units)++.....................        330,468
                                                   -------------
                                                       1,072,971
                                                   -------------
                 BANKING
      1,000,500  Grupo Financiero Inbursa S.A. de
                   C.V. (B Shares)...............      3,958,196
                                                   -------------
                 BUILDING & CONSTRUCTION
        126,700  Empresas ICA Sociedad
                   Controladora S.A. de C.V.
                   (ADR)*........................      1,694,612
                                                   -------------
                 BUILDING MATERIALS
        272,300  Apasco S.A. de C.V..............      1,520,758
      1,862,600  Cemex S.A. de C.V. (B Shares)...      6,656,529
        882,080  Grupo Cementos de Chihuahua S.A.
                   de C.V. (B Shares)*...........        939,893
                                                   -------------
                                                       9,117,180
                                                   -------------
                 CONGLOMERATES
      1,237,799  Grupo Carso S.A. de C.V. (Series
                   A1)*..........................      4,921,488
      2,128,280  Grupo Industria Alfa S.A. de
                   C.V. (A Shares)...............      8,476,072
                                                   -------------
                                                      13,397,560
                                                   -------------
                 CONSTRUCTION & HOUSING
        148,400  Corporacion GEO S.A. de C.V.
                   (Series B)*...................        637,006
                                                   -------------

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   NUMBER OF
    SHARES                                             VALUE
---------------                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        164,800  Empresas la Moderna S.A. de C.V.
                   (ADR).........................  $   2,863,400
        683,500  Fomento Economico Mexicano S.A.
                   de C.V. (B Shares)............      1,775,676
        457,900  Grupo Industrial Bimbo S.A. de
                   C.V. (Series A)...............      2,125,555
        599,340  Grupo Industrial Maseca S.A. de
                   C.V. (B2 Shares)..............        679,721
        112,000  Grupo Modelo S.A. de C.V.
                   (Series C)                 ...        512,515
        516,800  Jugos de Valle S.A. de C.V. (B
                   Shares).......................      1,008,656
         18,170  Panamerican Beverages, Inc.
                   (Class A)                 ....        783,581
                                                   -------------
                                                       9,749,104
                                                   -------------
                 MEDIA GROUP
        161,100  Grupo Televisa S.A. (GDR)*......      4,269,150
                                                   -------------
                 METALS & MINING
         65,400  Grupo Mexico S.A. (Series B)....        211,733
        265,384  Tubos de Acero de Mexico S.A. de
                   C.V. (ADR)*...................      2,637,253
                                                   -------------
                                                       2,848,986
                                                   -------------
                 MULTI-INDUSTRY
        377,800  DESC S.A. de C.V. (Series B)....      1,793,591
          6,783  DESC S.A. de C.V. (Series C)*...         32,560
                                                   -------------
                                                       1,826,151
                                                   -------------
                 MULTI-LINE INSURANCE
      1,237,799  Invercorporacion S.A.
                   (Series A1)*..................        200,777
                                                   -------------
                 PAPER & FOREST PRODUCTS
        396,300  Kimberly-Clark de Mexico S.A. de
                   C.V. (A Shares)...............      6,668,585
                                                   -------------
                 RETAIL
      4,530,918  Cifra S.A. de C.V. (C Shares)*..      6,142,402
                                                   -------------
                 TELECOMMUNICATIONS
        463,973  Telefonos de Mexico S.A. de C.V.
                   (Series L) (ADR)..............     14,209,173
                                                   -------------
                 TRANSPORTATION
        141,500  Transportacion Maritima Mexicana
                   S.A. de C.V. (Series A)
                   (ADR).........................        813,625
                                                   -------------
                 TOTAL MEXICO....................     76,605,478
                                                   -------------
   NUMBER OF
    SHARES                                             VALUE
---------------                                    -------------
                 PERU (4.6%)
                 BREWERY
      1,435,893  Cerveceria   Backus  &  Johnston
                   S.A...........................  $   1,562,401
                                                   -------------
                 FINANCIAL SERVICES
        117,419  Credicorp Ltd. (ADR)............      2,333,703
                                                   -------------
                 METALS & MINING
         43,000  Companhia de Minas Buenaventura
                   S.A. (ADR)*...................        768,625
        183,144  Companhia de Minas Buenaventura
                   S.A. (A Shares)...............      1,576,392
         45,786  Companhia de Minas Buenaventura
                   S.A. (B Shares)...............        408,969
                                                   -------------
                                                       2,753,986
                                                   -------------
                 TELECOMMUNICATIONS
         20,800  CPT Telefonica del Peru S.A.
                   (ADR).........................        455,000
      2,118,420  CPT Telefonica del Peru S.A. (B
                   Shares).......................      4,601,521
                                                   -------------
                                                       5,056,521
                                                   -------------
                 TOTAL PERU......................     11,706,611
                                                   -------------
                 VENEZUELA (0.7%)
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         93,000  Mavesa (ADR) - 144A**...........        372,000
                                                   -------------
                 STEEL & IRON
        135,900  Siderurgica Venezolana Sivens
                   S.A. de C.V. (ADR)............        410,418
                                                   -------------
                 UTILITIES - ELECTRIC
      1,370,967  C.A. la Electricidad de Caracas
                   S.A.C.A.......................      1,010,416
                                                   -------------
                 TOTAL VENEZUELA.................      1,792,834
                                                   -------------

TOTAL COMMON AND PREFERRED STOCKS
  (IDENTIFIED COST
  $224,659,880) (A)................       98.6%  249,954,117

CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES......................        1.4     3,677,334
                                         -----   -----------
NET ASSETS.........................      100.0%  $253,631,451
                                         -----   -----------
                                         -----   -----------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
GDR  GLOBAL DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF ONE OR MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY STOCKS WITH ATTACHED WARRANTS.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $232,740,137; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $35,527,041 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $18,313,061, RESULTING IN NET UNREALIZED APPRECIATION OF $17,213,980.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JULY 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                         PERCENT OF
INDUSTRY                                                                                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------  -----------  ---------------
Automotive..............................................................................  $ 1,620,472           0.6%
Banking.................................................................................   14,164,868           5.6
Banks...................................................................................    3,706,788           1.5
Brewery.................................................................................   10,928,038           4.3
Building & Construction.................................................................    6,988,173           2.8
Building Materials......................................................................   10,101,103           4.0
Chemicals...............................................................................    2,009,523           0.8
Conglomerates...........................................................................   13,397,560           5.3
Construction & Housing..................................................................      637,007           0.3
Financial Services......................................................................    5,222,234           2.1
Food, Beverage, Tobacco & Household Products............................................   20,392,470           8.0
Investment Companies....................................................................    8,331,060           3.3
Machinery - Diversified.................................................................      363,127           0.1
Media Group.............................................................................    4,269,150           1.7
Metals & Mining.........................................................................   11,677,319           4.6
Multi-Industry..........................................................................   10,445,843           4.1
Multi-Line Insurance....................................................................      200,777           0.1
Oil & Gas...............................................................................   11,022,070           4.3
Paper & Forest Products.................................................................    9,553,851           3.8
Real Estate.............................................................................      992,777           0.4
Retail..................................................................................    6,692,741           2.6
Steel...................................................................................    2,356,209           0.9
Steel & Iron............................................................................    1,955,255           0.8
Supermarkets............................................................................    2,775,600           1.1
Telecommunications......................................................................   63,743,175          25.1
Textiles................................................................................      731,638           0.3
Transportation..........................................................................      813,625           0.3
Utilities - Electric....................................................................   24,861,664           9.8
                                                                                          -----------           ---
                                                                                          $249,954,117         98.6%
                                                                                          -----------           ---
                                                                                          -----------           ---

                                                                                                         PERCENT OF
TYPE OF INVESTMENT                                                                           VALUE       NET ASSETS
----------------------------------------------------------------------------------------  -----------  ---------------
Common Stocks...........................................................................  $177,730,044         70.1%
Preferred Stocks........................................................................   72,224,073          28.5
                                                                                          -----------           ---
                                                                                          $249,954,117         98.6%
                                                                                          -----------           ---
                                                                                          -----------           ---

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
JULY 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $224,659,880)..........  $249,954,117
Cash......................................     4,188,324
Receivable for:
  Investments sold........................     4,286,767
  Dividends...............................       568,607
  Shares of beneficial interest sold......       139,268
  Interest................................        10,326
Deferred organizational expenses..........        55,537
Prepaid expenses..........................        40,340
                                            ------------
        TOTAL ASSETS......................   259,243,286
                                            ------------
LIABILITIES:
Payable for:
  Investments purchased...................     4,547,270
  Plan of distribution fee................       237,484
  Management fee..........................       178,113
  Shares of beneficial interest
    repurchased...........................       123,728
  Investment advisory fee.................       118,742
Accrued expenses..........................       406,498
                                            ------------
        TOTAL LIABILITIES.................     5,611,835
                                            ------------
NET ASSETS:
Paid-in-capital...........................   353,399,334
Net unrealized appreciation...............    25,292,173
Accumulated undistributed net investment
  income..................................        22,253
Accumulated net realized loss.............  (125,082,309)
                                            ------------
        NET ASSETS........................  $253,631,451
                                            ------------
                                            ------------
NET ASSET VALUE PER SHARE, 25,963,448
  shares outstanding (unlimited shares
  authorized of $.01 par value)...........
                                                   $9.77
                                            ------------
                                            ------------

Statement of Operations
FOR THE SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)

NET INVESTMENT INCOME:
  INCOME
    Dividends (net of $538,357 foreign
      withholding tax)......................  $4,412,960
    Interest................................      82,588
                                              ----------
        TOTAL INCOME........................   4,495,548
                                              ----------
  EXPENSES
    Plan of distribution fee................   1,279,738
    Management fee..........................     959,803
    Investment advisory fee.................     639,869
    Transfer agent fees and expenses........     307,253
    Custodian fees..........................     204,696
    Professional fees.......................      50,728
    Shareholder reports and notices.........      35,935
    Registration fees.......................      22,315
    Trustees' fees and expenses.............      19,535
    Organizational expenses.................      19,520
    Other...................................      39,004
                                              ----------
        TOTAL EXPENSES......................   3,578,396
                                              ----------
        NET INVESTMENT INCOME...............     917,152
                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    NET REALIZED LOSS ON:
      Investments...........................  (9,470,230)
      Foreign exchange transactions.........    (101,821)
                                              ----------
        TOTAL LOSS..........................  (9,572,051)
                                              ----------
    NET CHANGE IN UNREALIZED APPRECIATION
      ON:
      Investments...........................  16,269,351
      Net translation of other assets and
        liabilities denominated in foreign
        currencies..........................         698
                                              ----------
        TOTAL APPRECIATION..................  16,270,049
                                              ----------
        NET GAIN............................   6,697,998
                                              ----------
        NET INCREASE........................  $7,615,150
                                              ----------
                                              ----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              FOR THE SIX MONTHS    FOR THE YEAR
                                                                                     ENDED              ENDED
                                                                                 JULY 31, 1996       JANUARY 31,
                                                                                  (UNAUDITED)           1996
                                                                              -------------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................................     $     917,152      $  (1,564,418)
    Net realized loss.......................................................        (9,572,051)       (68,233,853)
    Net change in unrealized appreciation...................................        16,270,049         68,526,655
                                                                              -------------------  ---------------
        Net increase (decrease).............................................         7,615,150         (1,271,616)
  Net decrease from transactions in shares of beneficial interest...........       (15,049,555)       (32,436,582)
                                                                              -------------------  ---------------
        Total decrease......................................................        (7,434,405)       (33,708,198)
NET ASSETS:
  Beginning of period.......................................................       261,065,856        294,774,054
                                                                              -------------------  ---------------
  END OF PERIOD (Including undistributed net investment income of $22,253
   and accumulated net investment loss of $894,899).........................     $ 253,631,451      $ 261,065,856
                                                                              -------------------  ---------------
                                                                              -------------------  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    D. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
    losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses in the amount of approximately $244,000 which have been reimbursed in the amount of $200,000. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.72% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Management Agreement, the Manager maintains certain of the Fund's book and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

    If, in any fiscal year, the Fund's total operating expenses, exclusive of tax, interest, brokerage fees, distribution fees and extraordinary expenses, exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Manager and the Adviser will reimburse the Fund, on a pro-rata basis, for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million and 0.48% to the portion of the daily net assets exceeding $500 million.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION--Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

    Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

    Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $20,505,542 at July 31, 1996.

    The Distributor has informed the Fund that for the six months ended July 31, 1996, it received approximately $487,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1996 aggregated $46,549,343, and $59,755,941, respectively.

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At July 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $69,000.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                     FOR THE SIX MONTHS ENDED
                                                          JULY 31, 1996
                                                   ----------------------------       FOR THE YEAR ENDED
                                                                                       JANUARY 31, 1996
                                                           (UNAUDITED)           ----------------------------
                                                      SHARES         AMOUNT         SHARES         AMOUNT
                                                   ------------  --------------  ------------  --------------
Sold.............................................     1,553,279  $   14,901,336     7,422,903  $   63,325,768
Repurchased......................................    (3,136,493)    (29,950,891)  (11,407,729)    (95,762,350)
                                                   ------------  --------------  ------------  --------------
Net decrease.....................................    (1,583,214) $  (15,049,555)   (3,984,826) $  (32,436,582)
                                                   ------------  --------------  ------------  --------------
                                                   ------------  --------------  ------------  --------------

7. FEDERAL INCOME TAX STATUS--At January 31, 1996, the Fund had a net capital loss carryover of approximately $96,914,000 of which $4,864,000 will be available through January 31, 2003 and $92,050,000 will be available through January 31, 2004 to offset future capital gains to the extent provided by regulations.

    Capital and foreign currency losses incurred after October 31
("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $10,456,000 and $60,000, respectively, during fiscal 1996.

    As of January 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies. The Fund had permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

    The Fund is also permitted to write covered call options on portfolio securities and certain foreign currencies to hedge against a decline in the value of a security or the underlying currency of such security.

    At July 31, 1996, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Fund's custodian.

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                                     FOR THE YEAR ENDED JANUARY 31,          DECEMBER 30, 1992*
                                                              --------------------------------------------        THROUGH
                                                                     1996             1995         1994       JANUARY 31, 1993
                                            FOR THE SIX       ------------------   ----------   ----------   ------------------
                                            MONTHS ENDED
                                           JULY 31, 1996
                                         ------------------
                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...          $9.48               $ 9.35          $16.05       $ 9.56           $10.00
                                              --------             --------        ----------   ----------        -------
Net investment income (loss)...........           0.03                (0.06)          (0.17)       (0.04)           (0.01)
Net realized and unrealized gain
  (loss)...............................           0.26                 0.19           (6.21)        6.68            (0.43)
                                              --------             --------        ----------   ----------        -------
Total from investment operations.......           0.29                 0.13           (6.38)        6.64            (0.44)
Less distributions from net realized
  gain.................................       --                   --                 (0.32)       (0.15)         --
                                              --------             --------        ----------   ----------        -------
Net asset value, end of period.........          $9.77               $ 9.48          $ 9.35       $16.05           $ 9.56
                                              --------             --------        ----------   ----------        -------
                                              --------             --------        ----------   ----------        -------

TOTAL INVESTMENT RETURN+...............           3.06%(1)             1.39%         (40.12)%      69.49%           (4.30)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................           2.79%(2)             2.98%           2.87%        2.89%            3.08%(2)
Net investment income (loss)...........           0.71%(2)            (0.61)%         (1.46)%      (0.90)%          (1.08)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
  thousands............................       $253,631             $261,066        $294,774     $325,956          $69,611
Portfolio turnover rate................             18%(1)               64%            145%         111%               1%(1)
Average commission rate paid...........       $ 0.0002             --                 --           --             --

--------------
  *  COMMENCEMENT OF OPERATIONS.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) NOT ANNUALIZED.
 (2) ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Michael P. Reilly
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other permanent information, please see the prospectus of the Fund.

This report is not authorized for the distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

            [LOGO]

        LATIN AMERICAN
        GROWTH FUND

            [GRAPHIC]

        SEMIANNUAL REPORT
        JULY 31, 1996